                                                                   Exhibit 10.44

                                                                  Execution Copy

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                          REGISTRATION RIGHTS AGREEMENT

                                SMTC CORPORATION

                                       and

                          LEHMAN COMMERCIAL PAPER INC.,

                               ------------------

                          Dated as of February 8, 2002


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                                                                   Exhibit 10.44

                                TABLE OF CONTENTS

                                                                            Page

1.   Definitions.............................................................1

2.   Securities Subject to this Agreement....................................2

3.   Registration Rights.....................................................3

4.   Hold-Back Agreements....................................................6

5.   Registration Procedures.................................................6

6.   Registration Expenses..................................................10

7.   Indemnification........................................................11

8.   Rule 144...............................................................13

9.   Miscellaneous..........................................................13

                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of February 8, 2002, between SMTC Corporation, a Delaware corporation (the "Company"), and Lehman Commercial Paper Inc., as General Administrative Agent under the Credit Agreement, as defined below (the "Agent").

                                    RECITALS

          This Agreement is made pursuant to the Fourth Amendment and First Waiver to and under the Amended and Restated Credit Agreement, dated as of July 27, 2000 (the "Credit Agreement"), between the Company and the various parties set forth therein. In order to induce the Lenders, as defined in the Credit Agreement, to enter into such Credit Agreement, the Company has agreed to the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Credit Agreement.

                                    AGREEMENT

          The parties agree as follows:

          1.   Definitions
               -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Indemnified Parties: See Section 7(a) hereof.
                                   ------------

          Indemnifying Party: See Section 7(c) hereof.
                                  ------------

          NASD: National Association of Securities Dealers, Inc.

          Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          Public Offering: Shall mean a public offering and sale of common stock for cash pursuant to an effective registration statement under the Securities Act.

          Registrable Securities: The Registrable Warrant Shares; provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

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                                                                               2

          Registrable Warrant Shares: All Warrant Shares issuable to the holders of Warrants upon exercise of such Warrants.

          Registration Default: See Section 3(b) hereof.
                                    -----------

          Registration Expenses: See Section 6 hereof.
                                     ---------

          Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          Rule 145 Transaction: shall mean a registration on Form S-4 pursuant to Rule 145 of the Securities Act (or any successor Form or provision, as applicable).

          SEC: The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended.

          Stockholders Agreement Registrable Securities: Registrable Securities as defined in the Stockholders Agreement among SMTC Corporation and certain stockholders referred to therein dated as of July 27, 2000 as in effect on the date hereof.

          Transfer Restricted Security: The Registrable Securities beginning upon original issuance thereof, and with respect to any particular Registrable Security, until such Registrable Security is sold to the public or may be sold to the public pursuant to Rule 144(k) of the Securities Act.

          underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          Warrant Agreement: The Warrant Agreement, dated as of February 8, 2002, between the Company and the warrant agent named therein.

          Warrant Shares: The shares of common stock of the Company issuable to the holders of Warrants upon exercise of the Warrants, together with any other securities that may in the future become issuable upon exercising the Warrants.

          Warrants: Warrants to purchase common stock of the Company issued in accordance with the Warrant Agreement.

          2.   Securities Subject to this Agreement
               ------------------------------------

          (a) Registrable Securities. The securities entitled to the benefits of
              ----------------------
this Agreement are the Registrable Securities.

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                                                                               3

          (b) Holders of Registrable Securities. A Person is deemed to be a
              ---------------------------------
holder of Registrable Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to the Company that such Person has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

          3. Registration Rights The Company will perform and comply, and cause
             -------------------
each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Registrable Securities will perform and comply with such of the following provisions as are applicable to such holder.

          3.1 Warrant Holders' Demand Registration Rights.(a) General. From and
          -----------------------------------------------     -------
after March 31, 2003, holders of Warrants and Warrant Shares that together constitute at least 15% of the Registrable Securities (assuming for purposes of calculating the 15% that the holders of Warrants have exercised such Warrants) (for purposes of this Section 3, "Initiating Investors"), by notice to the
                                  --------------------
Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Investors. The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 3.2 or otherwise, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take
             --------  -------
any action to effect any such registration pursuant to this Section 3.1:

          (i) Within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans); or

          (ii) On any form other than Form S-3 (or any successor form) if the Company has previously effected three or more registrations of Registrable Securities under this Section 3.1 on any form other than Form S-3 (or any successor form); provided, however, that no
                                            --------  -------
          registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this
          Section 3, and no registrations of Registrable Securities pursuant to which the Initiating Investors are not able to include at least 90% of the Registrable Securities which they desired to include (or 100% of the remaining Registrable Securities in connection with the Initiating Investors third demand for registration), shall be included in the calculation of numbers of registrations contemplated by this clause
          (ii).

          (b) Payment of Expenses. The Company shall pay all reasonable expenses
              -------------------
of the Initiating Investors incurred in connection with each registration of Registrable Securities

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                                                                               4

requested pursuant to this section 3.1, other than underwriting discount and commission, if any, and applicable transfer taxes, if any.

          (c) Additional Procedures. In the case of a registration pursuant to
              ---------------------
Section 3.1, whenever the holders of at least a majority of the Registrable Securities to be included in the proposed registration statement in question by the Initiating Investors (the "Majority Participating Stockholders") shall
                               -----------------------------------
request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities and holders of Warrants referred to in Section
3.2. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to
Section 3.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Stockholders and such holder). If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

          3.2 Piggyback Registration Rights.
          ---------------------------------

          (a) General. Each time the Company proposes to register any shares of
              -------
Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account and/or for the account of any stockholder (pursuant to Section 3.1, or otherwise) for sale in a Public Offering, the Company will give notice to all holders of Registrable Securities and holders of Warrants of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities (a) held by such holder or (b) issuable to such holder upon exercise of Warrants held by such holder be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all shares of Registrable Securities which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of common stock in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 3.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 3.1.

          (b) Excluded Transactions. The Company shall not be obligated to
              ---------------------
effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with:

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                                                                               5

          (i) Any Public Offering relating to employee benefit plans or dividend reinvestment plans; or

          (ii) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses.

          (c) Payment of Expenses. The company shall pay all reasonable expenses
              -------------------
of a single legal counsel representing all holders of Registrable Securities and holders of Warrants incurred in connection with each registration of Registrable Securities requested pursuant to this section 3.2.

          (d) Additional Procedures. Holders of shares participating in any
              ---------------------
Public Offering pursuant to this Section 3.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including without limitation customary selling stockholder representations, warranties, indemnifications and "lock-up" agreements) for the benefit of the underwriters; provided, however, that (a) with respect to
                             --------  -------
individual representations, warranties, indemnities and agreements of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (b) to the extent selling stockholders give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of shares included in the offering or (ii) such holder's net proceeds from such offering.

          3.3 Certain Other Provisions.(a) Underwriter's Cutback. In connection
              ------------------------     ---------------------
with any registration of shares, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Section 3 and subject to the terms of this Section 3.3(a), the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 3.3(a)). Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: shares, other than Registrable Securities and Stockholder Agreement Registrable Securities, requested to be included in such registration by shareholders shall be excluded to the extent necessary to achieve the underwriter's cutback unless the Company has, with the consent of the majority of the Registrable Securities (and Warrants exercisable for Registrable Securities), granted registration rights which are to be treated on an

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                                                                               6

equal basis with Registrable Securities and Stockholder Agreement Registrable Securities for the purpose of the exercise of the underwriter cutback; and, if a limitation on the number of shares is still required, the number of Registrable Securities and Stockholder Agreement Registrable Securities shall be allocated among holders thereof in proportion, as nearly as practicable, to the respective amounts of common stock which each shareholder requested be registered in such registration. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          (b) Selection of Underwriters and Counsel. The underwriters and legal
              -------------------------------------
counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a request therefor under
Section 3.1, the Initiating Investors.

          4.   Hold-Back Agreements
               --------------------

          (a) Restrictions on Public Sale by Holder of Registrable Securities.
              ---------------------------------------------------------------
Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if
                                              ---------
requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 7-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

          5.   Registration Procedures
               -----------------------

          In connection with the Company's Registration obligations pursuant to
Section 3.1 hereof, the Company will use its best efforts to effect such
-----------
registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements relating to each Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include (i) all financial statements (including, if applicable, financial statements of any Person which shall have guaranteed any indebtedness of the Company) required by the SEC to be filed therewith, (ii) a prospectus that relates to earlier Registration Statements filed pursuant to
Section 3 hereof, as permitted by Rule 429 under the Securities Act, if
---------
requested by the Agent or a majority of the holders of the Registrable Securities being registered and (iii) if the sale is by means of an underwritten offering, any other information that the managing underwriter reasonably believes to be of material importance to the success of such offering, cooperate and assist in any filings required to be made with the NASD, and use its best efforts to cause such Registration Statement to become effective; provided that as far in advance as practical before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement, holders of Warrants and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review by such holders and underwriters, and the Company will not file any Registration Statement or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities and Warrants or such managing underwriters, if any, shall reasonably object within 14 days;

          (b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement as may be necessary to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold or cease to be Registrable Securities; cause any Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when any Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or any Prospectus or for additional information, (3) of the issuance by the SEC of any stop order of which the Company or its counsel is aware suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct in any material respect, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the Company's becoming aware that any Prospectus (including any document incorporated therein by reference), as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible moment;

          (e) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such managing underwriter or underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, if requested, at least one signed copy of the applicable Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, if requested, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use (subject to the limitations set forth in the last paragraph of this Section 5) of the Prospectus or any amendment or supplement thereto by
        ---------
each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto until such time as the Company has notified the selling holders of Registrable Securities to discontinue the use thereof pursuant to paragraph (c)(6);

          (h) prior to any Public Offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

          (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends, except as provided for in the Warrant Agreement; and enable such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request at least two business days prior to any sale of such Registrable Securities to the underwriters;

          (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (k) upon the occurrence of any event contemplated by paragraph (c)(6) above, promptly prepare a supplement or post-effective amendment to the related Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

          (l) use its best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

          (m) not later than the effective date of the any Registration Statement, provide a CUSIP number for all Registrable Securities covered by such Registration Statement and provide the transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

          (n) if the selling holders intend to distribute the Registrable Securities through an underwritten offering, enter into such agreements (including an underwriting agreement) and take all such other appropriate and reasonable actions in connection therewith in order to expedite or facilitate such disposition of such Registrable Securities and in such connection, (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;
(2) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to such holders and underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if permitted by the managing underwriter the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified
              ---------
pursuant to said Section; provided that unless the selling holders of Registrable Securities otherwise agree, the indemnification provisions and procedures set forth in such underwriting agreement shall be no less favorable to the selling holders of Registrable Securities and the underwriters than the indemnification provisions and procedures of Section 7 hereof; and (5) the
                                             ---------
Company shall deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          (o) make available for inspection by any holder of Registrable Securities or any underwriter participating in any disposition of Registrable Securities pursuant to a Shelf Registration, and any attorney or accountant retained by such holders or underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Company as may be reasonably necessary to enable them to exercise their due diligence responsibilities, and provide reasonable access to appropriate officers of the Company in connection with such due diligence responsibilities;

          (p) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC; and

          (q) make appropriate officers of the Company available to such holders and underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acceptance of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(3), (5) or (6)
                                                ---------------  ---    ---
hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised
                                   ------------
in writing (the "Advice") by the Company that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of such Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          6.   Registration Expenses
               ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may reasonably designate),
(iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for the Company and customary out of pocket expenses and fees paid by issuers to the extent provided for in an underwriting agreement (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industries professionals relating to the distribution of the

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                                                                              11

Registrable Securities, transfer taxes or legal expenses of any Person other than the Company and the selling holders), (v) the cost of securities acts liability insurance if the Company so desires and (vi) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company regardless of whether the Registration Statement becomes effective. Each holder of Registrable Securities will pay any fees or disbursements of counsel to such holder and all underwriting discounts and commissions and transfer taxes, if any, and other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Registrable Securities. The Company, in any event, will pay the Company's own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

          7.   Indemnification
               ---------------

          (a) Indemnification by the Company. The Company agrees to indemnify
              ------------------------------
and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, their officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "Indemnified Parties") against all losses, claims, damages, liabilities and expenses incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, and the Company agrees to reimburse such Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss or action or proceeding in respect thereof, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Company by such holder or its counsel expressly for use therein. If the selling holders of Registrable Securities distribute the Registrable Securities in an underwritten Public Offering, the Company shall also indemnify the underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

          (b) Indemnification by Holder of Registrable Securities. Each holder
              ---------------------------------------------------
of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to such holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities to the same extent above with respect to information or affidavit furnished writing by such Persons as provided specifically for any Prospectus or Registration Statement.

          (c) Conduct of Indemnification Proceedings. Any Person entitled to
              --------------------------------------
indemnification hereunder will (i) give prompt notice to the Company or holder of Registrable Securities, as the case may be (in either case, as applicable, an "Indemnifying Party"), of any claim with respect to which it seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the Indemnifying Party with respect to such claims (in which case, if the Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnifying Party will consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim in any one jurisdiction.

          (d) Contribution. If for any reason the indemnification provided for
              ------------
in the preceding paragraphs (a) and (b) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations, provided that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          8.   Rule 144
               --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

          9.   Miscellaneous
               -------------

          (a) Remedies. Each holder of Registrable Securities or Warrants, in
              --------
addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, in connection with the breach by the Company of its obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not on or after the
              --------------------------
date of this Agreement enter into any agreement with respect to its securities which (i) is inconsistent with the rights granted to the holders of Registrable Securities or Warrants in this Agreement, or (ii) otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities or Warrants hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements. The Company has not previously entered into any inconsistent agreement with respect to its securities granting any registration rights to any Person.

          (c) Amendments and Waivers. The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless the Company has obtained the written consent of holders of a majority of the outstanding Registrable

Securities and Warrants exerciseable for Registrable Securities (excluding Registrable Securities held by the Company, any Guarantor or one of their respective affiliates).

          (d) Notices. All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

          (i) if to a holder of Registrable Securities or Warrants, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(d), which address initially
                                           ------------
               is, with respect to each Lender, the address set forth next to such Lender's name on the signature pages of the Credit Agreement; with copies to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, Attn: Andrew Keller; and

          (ii) if to the Company, initially to it at the address set forth below and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(d), with copies to Ropes & Gray, One International Place, Boston, MA 02110-2624,
               Attn: Al Rose.

                                     SMTC Corporation
                                     635 Hood Road
                                     Markham, Ontario
                                     Canada L3R 4N6
                                     Attention:  President
                                     Telecopy:  (905) 479-9686
                                     Telephone: (905) 479-1000

          (e) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities and Warrants.

          (f) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) New York Law; Submission to Jurisdiction: Waiver of Jury Trial.
              --------------------------------------------------------------
THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (i) Severability. In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j) Entire Agreement. This Agreement is intended by the parties as a
              ----------------
final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                             SMTC Corporation


                                             By: /s/ Paul Walker
                                                 -------------------------------
                                                 Name:  Paul Walker
                                                 Title:  President and CEO

                                             LEHMAN COMMERCIAL PAPER INC.,
                                             as General Administrative Agent


                                             By: /s/ Michele Swanson
                                                 -------------------------------
                                                 Name:  Michele Swanson
                                                 Title:  Authorized Signatory